SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under Rule 14a-12

HOLLYWOOD MEDIA CORP.

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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No fee required

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

November 2, 2004

Dear Fellow Shareholders:

We invite you to attend our 2004 Annual Meeting of Shareholders of Hollywood Media Corp. The meeting will be held at 10:00 a.m. on Thursday, December 16, 2004, at 2255 Glades Road, Conference Room 228W, Boca Raton, Florida 33431.

At the meeting you will be asked to vote on the election of five directors nominated by our Board of Directors, to approve Hollywood Media’s proposed 2004 Stock Incentive Plan, and to ratify the selection of Ernst & Young LLP as Hollywood Media’s independent registered public accounting firm for 2004. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe in further detail the matters to be presented at the Annual Meeting.

Shareholders of record at the close of business on October 18, 2004 are entitled to notice of, and to vote at, the meeting or at any postponements or adjournments of the meeting.

Your Vote Is Very Important. Whether or not you plan to attend the annual meeting, please take the time to vote by completing and mailing the enclosed proxy card. If you attend the annual meeting, you may vote in person if you wish, whether or not you have executed and returned your proxy card.

Sincerely,

Mitchell Rubenstein

Chairman and Chief Executive Officer

HOLLYWOOD MEDIA CORP.

2255 Glades Road

Boca Raton, Florida 33431

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Meeting Date:

December 16, 2004

Meeting Time:

10:00 a.m.

Meeting Place:

2255 Glades Road, Conference Room 228W

Boca Raton, Florida 33431

Notice is hereby given that an Annual Meeting of Shareholders of Hollywood Media Corp. will be held for the following purposes:

1.

To consider and vote upon the election of five directors nominated by Hollywood Media’s Board of Directors.

2.

To consider and vote upon a proposal to approve Hollywood Media’s 2004 Stock Incentive Plan;

3.

To consider and vote upon a proposal to ratify the selection of Ernst & Young LLP as Hollywood Media’s independent registered public accounting firm for the year ending on December 31, 2004; and

4.

Such other business as properly may be presented at the annual meeting or any adjournments or postponements thereof.

You are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, to ensure that your shares are represented at the meeting please sign, date and return the accompanying proxy card. If you attend the annual meeting, you may vote in person if you wish, whether or not you have executed and returned your proxy card. Your proxy may be revoked at any time before it is voted. Please review the Proxy Statement accompanying this notice for more complete information regarding the matters proposed for your consideration at the annual meeting.

By Order of the Board of Directors

Laurie S. Silvers

President and Secretary

Boca Raton, Florida

November 2, 2004

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

2004 ANNUAL MEETING OF SHAREHOLDERS

_______________________

PROXY STATEMENT

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:

What am I being asked to vote upon?

A:

You are being asked to vote in favor of the election of five directors nominated by our Board of Directors. You are also being asked to approve Hollywood Media’s 2004 Stock Incentive Plan, and to ratify the selection of Ernst & Young LLP as Hollywood Media’s independent registered public accounting firm for 2004.

HOLLYWOOD MEDIA’S BOARD OF DIRECTORS HAS APPROVED EACH OF THESE PROPOSALS AND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Q:

When is the annual meeting and where is it being held?

A:

The annual meeting will be held on December 16, 2004 at 10:00 a.m., local time, at 2255 Glades Road, Conference Room 228W, Boca Raton, Florida 33431.

Q:

Who is entitled to notice of and to vote at the meeting?

A:

Only shareholders of record at the close of business on the Record Date, October 18, 2004, are entitled to receive notice of the annual meeting and to vote shares of Hollywood Media common stock that they held on the Record Date at the annual meeting or any postponements or adjournments of the annual meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Q:

Who can attend the meeting?

A:

All shareholders as of the Record Date, October 18, 2004, or their duly appointed proxies may attend the annual meeting. However, please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and a proper proxy from the institution that holds such shares granting you authority to vote the shares at the meeting.

Q:

What should I do now?

A:

You should mail your signed proxy card in the enclosed postage paid envelope as soon as possible, so that your shares will be represented at the annual meeting.

Q:

Can I change my vote after I have mailed in a signed proxy card?

A:

Yes. You can change your vote in one of the following ways at any time before your proxy is voted at the annual meeting. First, you can revoke your proxy by delivering a written notice to the Secretary of Hollywood Media prior to the time it is exercised. Second, you can submit a new, later dated proxy card prior to the time the initial proxy is exercised. Third, you can attend the annual meeting and vote in person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of the common stock of Hollywood Media as of the Record Date (or other date as indicated in the footnotes below) by (1) each person known to beneficially own more than 5% of the outstanding shares of the common stock, (2) each director of Hollywood Media, (3) Hollywood Media’s Chief Executive Officer and each of its other executive officers whose total annualized salary and bonus in 2003 was $100,000 or more (the “Named Executive Officers”) and (4) all directors and executive officers of Hollywood Media as a group.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Class (2)
Mitchell Rubenstein	2,464,590 (3)	7.69%
Laurie S. Silvers	2,464,590 (3)	7.69%
Shannon River Partners, LP	2,235,661 (4)	7.22%
Gruber and McBaine Capital Management, LLC	1,650,028 (5)	5.34%
Deborah J. Simon	67,347 (6)	*
Harry T. Hoffman	46,216 (7)	*
Robert E. McAllan	44,600 (8)	*
Nicholas G. Hall	60,033 (9)	*
Scott Gomez	5,000 (10)	*
All directors and executive officers of Hollywood Media as a group (7 persons)	2,687,786 (11)	8.33%

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*

Less than 1%

(1)

Except as otherwise noted in the footnotes below, the address of each beneficial owner is in care of Hollywood Media Corp., 2255 Glades Road, Boca Raton, Florida 33431.

(2)

For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person’s or group’s ownership is deemed to include any shares of common stock that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days are deemed to be outstanding, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Hollywood Media had 30,888,805 outstanding shares of common stock as of the Record Date (October 18, 2004).

(3)

Mr. Rubenstein and Ms. Silvers beneficially own a combined aggregate of 1,290,564 outstanding shares of common stock, 1,123,448 shares of common stock issuable pursuant to exercisable stock options, and 50,578 shares of common stock issuable pursuant to warrants. With the exception of 551,658 shares which are owned by Mitchell Rubenstein individually (including 5,498 shares held for his account in Hollywood Media’s 401(k) plan) and 591,609 shares which are owned individually by Laurie S. Silvers, his wife (including 5,498 shares held for her account in Hollywood Media’s 401(k) plan), all other outstanding shares are held by Mr. Rubenstein and Ms. Silvers jointly as tenants by the entireties.

(4)

Represents 2,153,915 outstanding shares of common stock, and 81,746 shares of common stock issuable upon exercise of warrants. Each of Shannon River Partners, LP, Shannon River Capital Management, LLC, Wynnefield Capital Management, LLC and Wynnefield Capital, Inc. has or shares voting and/or dispositive power over a portion of such shares owned of record and/or beneficially by Shannon River Partners II, LP, Wynnefield Partners Small Cap Value, LP, Wynnefield Partners Small Cap Value, LP I, and/or Wynnefield

Small Cap Value Offshore Fund, Ltd. The business address for such owners is 450 Seventh Avenue, Suite 509, New York, New York 10123. This information is based in part upon on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2004, and upon ownership information provided by the holder as reflected in Hollywood Media’s Form S-3 Registration Statement filed with the Securities and Exchange Commission on March 12, 2004.

(5)

This information is based on a Schedule 13G filed with the Securities and Exchange Commission dated February 12, 2004, indicating beneficial ownership by Gruber and McBaine Capital Management, LLC through shared voting and shared dispositive power over 1,354,244 shares of common stock, and beneficial ownership of such shares by certain affiliated group members as well as an aggregate of 295,784 additional shares owned in part by each of Jon D. Gruber, J. Patterson McBaine and Eric B. Swergold, respectively. The business address of Gruber and McBaine Capital Management, LLC is 50 Osgood Place, Penthouse, San Francisco, CA 94133.

(6)

Represents 18,165 outstanding shares of common stock, and 49,182 shares of common stock issuable pursuant to exercisable options.

(7)

Represents 1,200 outstanding shares of common stock, and 45,016 shares of common stock issuable pursuant to exercisable options.

(8)

Represents 44,600 shares of common stock issuable pursuant to exercisable options.

(9)

Represents 4,998 shares of common stock held for Mr. Hall’s account in Hollywood Media’s 401(k) plan, and 55,035 shares of common stock issuable pursuant to exercisable options.

(10)

Represents 5,000 shares of common stock issuable pursuant to exercisable options.

(11)

Represents an aggregate of 1,314,927 outstanding shares of common stock and 1,372,859 shares of common stock issuable pursuant to exercisable options and warrants.

Securities authorized for issuance under equity compensation plans. The following table sets forth information as of December 31, 2003, and as of the Record Date (October 18, 2004), regarding compensation plans under which equity securities of Hollywood Media are authorized for issuance, aggregated by “Plan category” as indicated in the table:

EQUITY COMPENSATION PLAN INFORMATION

	AS OF DECEMBER 31, 2003			AS OF RECORD DATE (10/18/2004)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price per share of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price per share of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
	(a)	(b)	(c)	(a)	(b)	(c)
Plan Category:
Equity compensation plans approved by security holders (2)	2,769,503	$ 6.00	1,568,972 (2)	2,562,749	$4.55	295,985 (2)
Equity compensation plans not approved by security holders (3)	2,269,272	$ 6.88	–
Total	5,038,775	$6.40	1,568,972

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(1)

Excluding securities reflected in the applicable column “(a)” as of the same date.

(2)

Hollywood Media has three shareholder-approved equity compensation plans: the 2000 Stock Incentive Plan, the 1993 Stock Option Plan, and the Directors Stock Option Plan. No additional grants of stock options may be made under the 1993 Stock Option Plan because the ten-year period for granting options under that plan expired in July 2003. In addition to stock options, the 2000 Stock Incentive Plan permits the granting of restricted stock awards and other forms of equity compensation as provided in that plan, and the number of shares available for granting additional awards under that plan was 1,411,846 shares as of December 31, 2003 and 138,859 shares as of October 18, 2004 (the Record Date). Additional information about such plans and awards is provided in the Notes to the Consolidated Financial Statements included in Item 8 of Hollywood Media’s 2003 Form 10-K delivered with this Proxy Statement. This Proxy Statement includes a proposal to approve Hollywood Media’s proposed 2004 Stock Incentive Plan (see Proposal 2 below).

(3)

This information is given as of December 31, 2003 only. Equity compensation not approved by security holders consists primarily of warrants or other equity purchase rights granted to non-employees of Hollywood Media in exchange for services. Additional information about such equity compensation is provided in the Notes to the Consolidated Financial Statements included in Item 8 of Hollywood Media’s 2003 Form 10-K delivered with this Proxy Statement.

THE MEETING

General

This Proxy Statement is being furnished to holders of shares of common stock in connection with the solicitation of proxies by Hollywood Media’s Board of Directors for use at the annual meeting of shareholders (the “Meeting”) to be held at 2255 Glades Road, Conference Room 228W, Boca Raton, Florida 33431, on December 16, 2004, convening at 10:00 a.m., local time, and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to holders of common stock on or about November 5, 2004. Shareholders should review the information in this Proxy Statement together with Hollywood Media’s Annual Report on Form 10-K for the year ended December 31, 2003 which accompanies this Proxy Statement. A list of shareholders entitled to vote at the Meeting will be available at Hollywood Media’s principal executive offices, 2255 Glades Road, Boca Raton, Florida 33431, for a period of ten days prior to the Meeting and at the Meeting itself for examination by any shareholder.

Matters To Be Considered At The Meeting

At the Meeting, holders of shares of common stock will be requested to consider and vote upon (1) the election of five directors nominated by Hollywood Media’s Board of Directors, as described in Proposal 1 below, (2) a proposal to approve Hollywood Media’s proposed 2004 Stock Incentive Plan, as described in Proposal 2 below, (3) a proposal to ratify the selection of Ernst & Young LLP as Hollywood Media’s independent registered public accounting firm for the year ending on December 31, 2004, and (4) such other business as properly may be presented at the Meeting or any adjournments or postponements thereof.

HOLLYWOOD MEDIA’S BOARD OF DIRECTORS HAS APPROVED, AND RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE IN FAVOR OF: THE ELECTION OF THESE NOMINEES TO THE BOARD OF DIRECTORS OF HOLLYWOOD MEDIA; THE PROPOSAL TO APPROVE HOLLYWOOD MEDIA’S 2004 STOCK INCENTIVE PLAN; AND THE RATIFICATION OF HOLLYWOOD MEDIA’S CHOICE OF ERNST & YOUNG LLP AS HOLLYWOOD MEDIA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Record Date; Quorum; Voting At The Meeting

Hollywood Media’s Board of Directors has fixed October 18, 2004 as the Record Date. Accordingly, only holders of record of shares of common stock at the Record Date will be entitled to notice of and to vote at the Meeting. At the Record Date, there were 30,888,805 shares of common stock outstanding and entitled to vote. Each holder of record of common stock on the Record Date is entitled to cast one vote per share in respect of the proposals presented for the vote of such holders, either in person or by proxy, at the Meeting. The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. If less than a majority of the outstanding shares entitled to vote is represented at the Meeting, a majority of the shares so represented may adjourn the Meeting to another date, time or place.

Nominees for director will be elected if they receive the affirmative vote of a plurality of the votes of the shares of common stock present in person or by proxy at the Meeting and entitled to vote on the election of directors. The proposal to approve Hollywood Media’s 2004 Stock Incentive Plan will be approved upon receiving the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the Meeting and entitled to vote on the subject. The proposal to ratify the selection of Ernst & Young LLP as Hollywood Media’s independent registered public accounting firm will be approved if the number of votes cast by holders of common stock “for” such proposal exceeds the number of votes cast “against” the proposal. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter, unless the matter is one for which a greater vote is required by law or Hollywood Media’s Articles of Incorporation or Bylaws. Prior to the Meeting, Hollywood Media will select one or more inspectors of election for the Meeting. Such inspector(s) shall determine the number of shares of common stock represented at the Meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. The inspector(s) will rely on the proxy tabulation and voting reports of American Stock Transfer & Trust Company, which has been engaged to receive and tabulate proxies for the Meeting.

Abstentions will be considered as shares of common stock present and entitled to vote at the Meeting and will be counted as votes cast at the Meeting, but will not be counted as votes cast “for” or “against” any given matter. Abstentions will not have the same effect as a vote against the election of any director or against the proposal to ratify the selection of Ernst & Young LLP as Hollywood Media’s independent registered public accounting firm, but abstentions will have the same effect as a negative vote on the proposal to approve Hollywood Media’s 2004 Stock Incentive Plan.

A broker or nominee holding shares of common stock registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner’s shares with respect to the matters addressed at the Meeting. The inspectors of election will treat shares referred to as “broker or nominee non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Meeting. However, for purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered by the inspectors of election when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Accordingly, broker or nominee non-votes will not have the same effect as a vote against the election of any director or against any other proposal.

Proxies

This Proxy Statement is being furnished to holders of common stock in connection with the solicitation of proxies by and on behalf of the Board of Directors of Hollywood Media for use at the Meeting.

Shares of common stock represented by proxies received at or prior to the Meeting that have not been revoked will be voted at the Meeting in accordance with the instructions contained therein. Shares of common stock represented by proxies for which no instruction is provided will be voted “for” the election of the nominees in this Proxy Statement to the Board of Directors of Hollywood Media, “for” the proposal to approve Hollywood Media’s 2004 Stock Incentive Plan, and “for” the ratification of Hollywood Media’s choice of independent registered public accounting firm. To ensure that their shares are voted, holders of common stock are requested to complete, sign, date and return promptly the enclosed proxy card in the postage-prepaid envelope provided. Any holder of common stock who so desires may revoke such holder’s proxy prior to the time it is exercised by (1) providing written notice to such effect to the Secretary of Hollywood Media at our principal executive offices, (2) duly executing a proxy bearing a date subsequent to that of a previously furnished proxy and properly submitting it prior to the time the initial proxy is exercised or (3) attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute a revocation of a previously furnished proxy.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the initial convening of the Meeting (except for any proxies that theretofore effectively have been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

If any other matters properly are presented at the Meeting for consideration, including consideration of a motion to adjourn the Meeting to another time and/or place (including for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

If any beneficial owner of common stock holds such stock in “street name” and wishes to vote his or its stock at the Meeting, such owner must obtain from the relevant nominee holding common stock a properly executed “legal proxy” identifying the beneficial owner as a holder of common stock, authorizing the beneficial owner to act on behalf of the nominee-record owner at the Meeting and identifying the number of shares (and certificate numbers, if applicable) in respect of which the authorization is granted.

Hollywood Media will pay the costs of soliciting proxies from the holders of common stock, including the cost of printing, assembling and mailing this Proxy Statement. In addition to solicitation by mail, directors, officers and employees of Hollywood Media may solicit proxies by telephone, facsimile transmission or otherwise. Such directors, officers and employees of Hollywood Media will not be specially compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Hollywood Media has engaged a proxy solicitation firm, W. F. Doring & Co., to assist in soliciting proxies for the Meeting, and the cost of such services is estimated to be less than $10,000. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of common stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material. Arrangements also will be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares of common stock held of record by such custodians, nominees and fiduciaries, and Hollywood Media will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

Conduct of the Meeting

The Chairman presiding at the meeting has broad authority to conduct the annual meeting in an orderly and timely manner. The Chairman may also exercise broad discretion in recognizing shareholders who wish to speak and in determining the extent of discussion on each item of business. In light of the need to conclude the meeting within a reasonable period of time, we cannot assure that every shareholder who wishes to speak on an item of business will be able to do so.

Contact Information; Communications to the Board

If you have questions or need more information about the annual meeting, write to:

Secretary

Hollywood Media Corp.

2255 Glades Road, Suite 221A

Boca Raton, Florida 33431

or call our Investor Relations Department at (561) 998-8000.

Interested parties who wish to communicate to Hollywood Media’s Board of Directors or to any particular director may address correspondence to the Board or a director in care of Hollywood Media Corp. at the address given above. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Audit, Compensation, Nominating, or Stock Option Committee, or to the entire Board.

ELECTION OF DIRECTORS

(Proposal No. 1)

Size of Board; Nominees for Election to the Board of Directors

The number of directors constituting Hollywood Media’s Board of Directors is determined from to time by the Board within the limits of Hollywood Media’s Articles of Incorporation and Bylaws. The current size of the Board of Directors is five directors. The Board has authority to increase the size of the Board, and to appoint additional directors to fill the resulting vacancies to hold office until the next shareholders’ meeting at which directors are elected.

At the Meeting, five directors will be elected by the shareholders to serve until the next annual meeting of shareholders and until their successors are elected and qualified. Upon the recommendation of the Nominating Committee of the Board, the Board of Directors has nominated each of the nominees named below for election as a director at the Meeting. Each of such nominees is a current member of Hollywood Media’s Board of Directors and the nominees constitute all of the current directors on the Board. The accompanying form of proxy, when properly executed and returned to Hollywood Media, will be voted FOR the election as directors of the five nominees named below, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. In the event, however, that any nominee should become unable or unwilling to serve as a director, the proxies will be voted for the election of such person or persons as shall be designated by the Board of Directors. The following table sets forth certain information concerning each nominee as of the Record Date.

Name	Age	Position

Mitchell Rubenstein	50	Chairman of the Board and Chief Executive Officer
Laurie S. Silvers	52	Vice Chairman of the Board, President and Secretary
Harry T. Hoffman	77	Director
Robert E. McAllan	57	Director
Deborah J. Simon	48	Director

Mitchell Rubenstein is a founder of Hollywood Media and has served as its Chairman of the Board and Chief Executive Officer since its inception in January 1993. Mr. Rubenstein was a founder of the Sci-Fi Channel, a cable television network that was acquired from Mr. Rubenstein and Laurie Silvers by USA Network in March 1992. Mr. Rubenstein served as President of the Sci-Fi Channel from January 1989 to March 1992 and served as Co-Vice Chairman of the Sci-Fi Channel from March 1992 to March 1994. Prior to founding the Sci-Fi Channel, Mr. Rubenstein practiced law for 10 years.

Mr. Rubenstein received a J.D. degree from the University of Virginia School of Law in 1977 and a Masters in Tax Law (LL.M.) from New York University School of Law in 1979. He currently serves on the NYU Tax Law Advisory Board and is a member of the Founders Society, New York University, and is a member of the University of Virginia School of Law Business Advisory Council. He is also Chairman of the Board of Advisors of the Freeman Center for Jewish Life at Duke University. Together with Ms. Silvers, Mr. Rubenstein was named Co-Business Person of the Year, City of Boca Raton, Florida in 1992. Mr. Rubenstein is married to Laurie S. Silvers.

Laurie S. Silvers is a founder of Hollywood Media and has served as its Vice-Chairman, President and Secretary since its inception in January 1993. Ms. Silvers was a founder of the Sci-Fi Channel, of which she served as Chief Executive Officer from January 1989 to March 1992 and Co-Vice Chairman from March 1992 to March 1994. Prior to founding the Sci-Fi Channel, Ms. Silvers practiced law for 10 years. Ms. Silvers received a J.D. degree from University of Miami School of Law in 1977. Ms. Silvers serves on the Board of Trustees of the University of Miami, the Board of Directors of the Economic Council of Palm Beach County, Florida, and the International Board of Governors of the Children’s World Blood Bank.

Harry T. Hoffman has served as a director of Hollywood Media since July 1993. From 1979 to 1991, Mr. Hoffman served as President and Chief Executive Officer of Waldenbooks, Inc., then a leading national retailer of books, magazines and related items. From 1968 to 1978, he served as President and Chief Executive Officer of Ingram Book Company, a national book wholesaler.

Robert E. McAllan has served as a director of Hollywood Media since December 2001. Mr. McAllan is currently CEO of Press Communications, LLC, which owns and operates broadcast properties, and also currently serves as Chairman of the New Jersey Broadcasters Association. Mr. McAllan has been in the commercial radio industry since 1964. Mr. McAllan began his career as a News Director/Operations Manager at WADB FM where he won a national news award from United Press International. Thereafter, Mr. McAllan became a talk show host for the New Jersey Press’ radio stations WJLK AM/FM, and through a series of rapid promotions Mr. McAllan became the president of Press Broadcasting Company, the broadcast division of The New Jersey Press and expanded the company by acquiring several television stations and radio acquisitions. At the time that New Jersey Press’ newspapers were acquired by Gannett, Mr. McAllan led a group of key Press executives who acquired the broadcast division of the New Jersey Press. Mr. McAllan has also held myriad directorships and officer positions for several companies and associations, including but not limited to, The Asbury Park Press, Inc., which owned the second largest newspaper in New Jersey, New Jersey Press Incorporated, a diversified media company which operated major daily newspapers, television stations, radio stations and online media, the Florida Association of Broadcasters, Chairman of the National/New Jersey Class A Broadcasters Association, Chairman of the National Independent Television Committee, and Co-Chairman of the Coalition for Media Diversity.

Deborah J. Simon has served as a director of Hollywood Media since November 1995. Ms. Simon held the position of Senior Vice President of Simon Property Group, a company that owns, develops and manages regional malls and other retail real estate and is listed on the New York Stock Exchange, from 1991 to 1996, and she currently serves as the Chairperson of the Simon Youth Foundation. Ms. Simon also serves on the Advisory Board for The Children’s Museum of Indianapolis, on the Board of Trustees for the Indianapolis Museum of Art and on the Board of Regents for Mercersburg Academy. She also has been an independent producer, with several television credits to her name.

See “Certain Relationships and Related Transactions” for a description of the rights of Tekno Simon LLC to nominate one individual to serve as a director of Hollywood Media.

THE BOARD OF DIRECTORS OF HOLLYWOOD MEDIA RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS OF HOLLYWOOD MEDIA.

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Board Attendance at Annual Meeting

Hollywood Media’s policy regarding attendance of its Board of Directors at Annual Meetings is that each director is invited to attend, and that normally the Chairman or Vice Chairman of the Board presides over the meeting. Three directors attended the 2003 Annual Meeting held in December 2003.

Meetings of the Board of Directors of Hollywood Media

During the year ended December 31, 2003, Hollywood Media’s Board of Directors acted on ten occasions, five times by meeting and five times by unanimous written consent. During 2003, all incumbent directors other than Ms. Simon attended at least seventy–five percent (75%) of the combined total meetings of the Board of Directors and the committees on which they served.

Committees of the Board of Directors of Hollywood Media

The Board of Directors has established four standing committees: the Audit Committee, the Compensation Committee, the Stock Option Committee and the Nominating Committee, and may establish other committees from time to time as the Board of Directors may determine.

Audit Committee. Harry T. Hoffman, Robert E. McAllan and Deborah J. Simon are the current members of our Audit Committee. The Audit Committee assists the Board in connection with its responsibility for oversight of the financial reporting process. The Audit Committee’s activities address various matters including items relating to (i) the selection and engagement of Hollywood Media’s independent auditing firm and approval of services provided, and (ii) the review and discussion, with management and the auditing firm, of Hollywood Media’s financial statements, which are prepared by Hollywood Media’s management, and the results of the independent auditor’s review and assessment activities. See “Audit Matters” below, for additional information relating to auditing of Hollywood Media’s financial statements, including the Audit Committee’s report on its activities regarding Hollywood Media’s financial statements for the 2003 fiscal year. The Board of Directors adopted a revised Audit Committee Charter in October 2004, which is included as Appendix A to this Proxy Statement. The Board of Directors believes that the members of the Audit Committee meet the independence and financial experience requirements of the listing rules of The Nasdaq Stock Market, Inc. During 2003 the Audit Committee acted on five occasions, four times by meeting and once by unanimous written consent.

Compensation Committee. Harry T. Hoffman and Deborah J. Simon are the current members of our Compensation Committee. The Compensation Committee’s responsibilities include recommending, reviewing, and approving salary and other compensation of Hollywood Media’s executive officers. The Report of the Compensation Committee on Executive Compensation is included under “Executive Compensation” below. The Compensation Committee took action twice during 2003, by unanimous written consent.

Stock Option Committee. Harry T. Hoffman and Robert E. McAllan are the current members of our Stock Option Committee. The Stock Option Committee administers Hollywood Media’s stock incentive plans, and is authorized, subject to the provisions of the plans, to establish such rules and regulations as it deems necessary for the proper administration of the plans and to make such determinations and interpretations and take such action in connection with the plans and benefits granted thereunder as it deems necessary or advisable. The Stock Option Committee took action twice during 2003, by unanimous written consent.

Nominating Committee. Hollywood Media’s Nominating Committee has responsibility for, and may exercise all the powers and authority of the Board of Directors, with respect to reviewing, evaluating, selecting and nominating persons for election, re-election or appointment to the Board. The current members of the Nominating Committee, appointed in October 2004, are Harry T. Hoffman and Deborah J. Simon, both of whom the Board believes are independent under the applicable rules of The Nasdaq

Stock Market, Inc. The Nominating Committee took action once during 2003, by unanimous written consent. The Nominating Committee’s charter is available to shareholders on Hollywood Media’s internet website, under the caption “Corporate Governance” at http://www.hollywood.com/about_us/.

Director Nomination Process

When seeking candidates for election to the Board, Hollywood Media desires to identify and nominate candidates of integrity and sound ethical character, who have demonstrated professional achievement, have meaningful management, advisory or policy making experience, have a general appreciation of major aspects of Hollywood Media’s businesses, and have adequate time to devote to service on the Board. Hollywood Media also requires that the members of its Board of Directors have qualifications that satisfy applicable SEC and Nasdaq Stock Market requirements, including the requirement that a majority of directors be independent in accordance with applicable rules.

In selecting candidates to be nominated for election at an annual meeting of Hollywood Media’s shareholders, the Nominating Committee begins by determining whether the incumbent directors whose terms expire at the meeting desire and are qualified to continue their service on the Board. Hollywood Media is of the view that the continuing service of qualified incumbents promotes stability and continuity on the Board, giving Hollywood Media the benefit of the familiarity and insight into its affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Committee’s criteria for membership on the Board, whom the Committee believes will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board.

If a new candidate is to be sought for election to the Board, the Nominating Committee will solicit recommendations for nominees from persons whom the Nominating Committee believes are likely to be familiar with qualified candidates, including members of the Board and senior management. The Committee may also engage a search firm to assist in identifying qualified candidates. The Committee will review and evaluate each candidate whom it believes merits serious consideration, taking into account the information obtained concerning the candidate, the qualifications for Board membership established by the Committee and/or the Board, the existing composition and mix of talent and expertise on the Board, and other factors that it deems relevant. In conducting its review and evaluation, the Nominating Committee may solicit the views of management and other members of the Board, and may in its discretion conduct interviews of potential nominees. In the case of candidates recommended by shareholders, the Committee may also consider the size and duration of the interest of the recommending shareholder or shareholder group in the equity of the Company.

Recommendations from shareholders of director candidates for election at Hollywood Media’s 2005 annual meeting of shareholders, properly submitted in writing, will be referred to the Nominating Committee for consideration. The Nominating Committee will consider such recommendations on a case-by-case basis depending on various factors which may include, among other things, whether a vacancy on the Board exists at the time the recommendation is made and other factors referenced herein.

All recommendations from shareholders must include the name, biographical data and qualifications of the candidate; identification of the shareholder or group of shareholders making the recommendation; and a description of any relationships between the recommending shareholder or shareholders and the candidate. The recommendation must also be accompanied by the consent of the candidate to be nominated if selected for nomination, to serve as a director if elected, and to be contacted by the Nominating Committee if the Committee decides in its discretion to do so, and such consent must be in proper form under applicable SEC rules. Submissions recommending candidates for election at an annual meeting of shareholders must be received no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. If the date of the next annual meeting of shareholders changes more than 30 days from the first anniversary date of the annual meeting of shareholders for the prior year, the submission must be made a reasonable time before Hollywood Media begins to print and mail its proxy statement for the annual meeting. Recommendations should be submitted to: Nominating Committee, c/o Laurie S. Silvers, Secretary, Hollywood Media Corp., 2255 Glades Road, Suite 221A, Boca Raton, Florida 33431.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires Hollywood Media’s directors, executive officers, and persons who own more than 10% of Hollywood Media’s outstanding common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by SEC regulation to furnish Hollywood Media with copies of all such reports they file.

To Hollywood Media’s knowledge, based solely on a review of the copies of such reports furnished to Hollywood Media or written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-10% beneficial owners for the year ended December 31, 2003 have been complied with, except as follows: Deborah J. Simon, Harry T. Hoffman and Robert E. McAllan each made one filing after the due date to report an automatic formula stock grant under Hollywood Media’s Directors Stock Option Plan, and Nicholas Hall made one filing after the due date to report one transaction by his spouse under Hollywood Media’s 401(k) plan.

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EXECUTIVE OFFICERS

The following table sets forth certain information concerning each executive officer of Hollywood Media as of the Record Date.

Name	Age	Position

Mitchell Rubenstein	50	Chairman of the Board and Chief Executive Officer
Laurie S. Silvers	52	Vice Chairman of the Board, President and Secretary
Nicholas G. Hall	50	Chief Operating Officer
Scott A. Gomez	28	Vice President of Finance and Accounting

Hollywood Media’s executive officers are elected annually by the Board of Directors and serve at the discretion of the Board, subject to the terms and conditions of each officer’s employment agreement with Hollywood Media, if any. See “Election of Directors – Nominees for Election to the Board of Directors” above for biographical information for Mitchell Rubenstein and Laurie S. Silvers.

Nicholas G. Hall joined Hollywood Media in August 2000 as Chief Operating Officer, and is currently concentrating on activities relating to the internal controls assessment and reporting requirements of the Sarbanes-Oxley Act of 2002. With over 25 years of experience in financial and operational management, Mr. Hall was formerly Vice President and Chief Financial Officer of The Hair Club For Men from 1997 to 2000, where he was instrumental in the company achieving its goal of profitability. Prior to this, from 1994 to 1997 Mr. Hall was Vice President and Chief Financial Officer of Allders International USA, Inc., the U.S. division of the second largest duty-free retailer in the world. Mr. Hall is a graduate of the Institute of Chartered Secretaries and Administrators in London, England.

Scott A. Gomez joined Hollywood Media in April 2003 as Vice President of Finance and Accounting. Mr. Gomez is responsible for accounting, financial and tax matters for Hollywood Media and its subsidiaries, including cash management, preparation of financial statements, and SEC reporting. Prior to joining Hollywood Media, Mr. Gomez was a Senior Accountant for Klein & Barreto, P.A., a public accounting firm, from July of 2001 to April of 2003. During his tenure with Klein & Barreto, Mr. Gomez worked closely with Hollywood Media on various matters including taxes. Previously, Mr. Gomez was a Senior Auditor with Arthur Andersen LLP, then a public accounting firm, and held other prior positions with such firm, during the period from August of 1999 to July of 2001. Mr. Gomez graduated from the University of Florida with a Masters of Accounting degree and he is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the aggregate compensation of the Named Executive Officers for 2003, 2002 and 2001.

		Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)(1)	Restricted Stock Awards ($)		Shares Underlying Options/SARS (#)	All Other Compensation ($)
Mitchell Rubenstein, Chief Executive Officer	2003 2002 2001	347,155 286,213 227,536	(3)	25,000 25,000 25,000		– 1,025 –	150,000 – 1,140,294	(2) (4)	350,000 – 99,224	3,063 3,750 3,934	(5) (5) (5)
Laurie S. Silvers President	2003 2002 2001	322,155 286,213 227,536	(3)	25,000 25,000 25,000		– 1,025 –	150,000 – 1,140,294	(2) (4)	350,000 – 99,224	3,063 3,750 3,934	(5) (5) (5)
Nicholas G. Hall, Chief Operating Officer	2003 2002 2001	135,000 135,000 129,808		30,000 30,000 30,000	(6) (7)	– – –	– – 5,192	(8)	– – 45,046	3,375 3,313 2,748	(5) (5) (5)
Scott Gomez Vice President of Finance and Accounting (9)	2003	78,317		–		–	–		20,000	–

———————

(1)

Perquisites and other personal benefits less than the applicable reporting threshold have been excluded.

(2)

Represents the value, based on the market price of Hollywood Media’s common stock as of the July 1, 2003 grant date, of 125,000 shares of restricted common stock granted to the named officer in connection with the officer’s agreement to extend his or her employment agreement. The shares vested at the rate of 25% per calendar quarter following the grant date. As of December 31, 2003, the unvested portion of such shares had an aggregate market value of $166,250.

(3)

One month of salaries were deferred.

(4)

Represents the dollar value, based on the market price of Hollywood Media’s common stock as of the December 14, 2001 grant date, of 260,341 shares of restricted common stock granted to the named officer in exchange for such officer’s cancellation of 522,500 outstanding stock options. The approximate value of the officer’s stock options that were cancelled and the value of the restricted shares issued to such officer (based on the market price of Hollywood Media’s common stock on the grant date), was $1,140,294. As of January 1, 2003, all such shares were vested.

(5)

Represents the market value, as of the last day of the applicable year, of shares of common stock issued as matching contributions under Hollywood Media’s 401(k) plan for such year.

(6)

Bonus in 2003 paid in 2004.

(7)

Bonus in 2002 paid in 2003.

(8)

Represents the value on the grant date of 1,304 shares of common stock issued to Mr. Hall.

(9)

Mr. Gomez was appointed as our Vice President of Finance and Accounting as of April 2003.

Employment Agreements with Named Executive Officers.

Employment Agreements with Chief Executive Officer and President. In 1998, Hollywood Media extended its employment agreements with each of Mitchell Rubenstein, to serve as Chairman and Chief Executive Officer, and Laurie S. Silvers, to serve as Vice Chairman and President, for an additional five-year term expiring July 1, 2003. During 2003, these agreements were amended and extended for one year through June 30, 2004. During 2004, these agreements were amended and extended through December 31, 2004.

The terms of each of the employment agreements are automatically extended for successive one-year terms unless Hollywood Media or the executive officer gives written notice to the other at least 30 days prior to the then-scheduled expiration date. Each of the employment agreements provides for an annual salary (subject to automatic cost-of-living increases based on changes in the consumer price index), an annual bonus in an amount determined by the Board of Directors in its discretion, and an automobile allowance of $650 per month. Pursuant to the 2003 amendments, the agreements provide for annual salaries commencing July 1, 2003 of $400,000 for Mr. Rubenstein and $350,000 for Ms. Silvers. After giving effect to cost-of-living adjustments made in 2004, the current annual salary rates are $410,800 for Mr. Rubenstein and $359,450 for Ms. Silvers.

The respective employment agreements provide that each executive will continue to receive his or her salary until the expiration of the term of the employment agreement if his or her employment is terminated by Hollywood Media for any reason other than death, disability or Cause (as defined in the employment agreements), or for a period of 12 months after termination of the employment agreement as a result of the executive’s disability, and that the executive’s estate will receive a lump sum payment equal to one year’s base salary plus a pro rata portion of any bonus to which the executive is entitled upon termination of the employment agreement by reason of the executive’s death.

The term “Cause” is defined in the employment agreements to mean (a) the executive officer’s act or omission which constitutes a willful and material breach of such executive officer’s employment agreement which is not cured within 30 days after such executive officer’s receipt of notice of such breach, (b) the executive officer’s fraud, embezzlement or misappropriation of Hollywood Media’s assets or property, or (c) the executive officer’s conviction for a criminal act that is a felony. A termination by Hollywood Media of one of such executive officer’s employment without Cause will constitute a termination without Cause of the other such executive officer for purposes of the employment agreements.

Under the employment agreements as currently amended, if a Change of Control (as defined in the employment agreements) occurs, the employment agreements provide for the continued employment of the executive officers until the earlier of two years following the Change of Control or the then-scheduled expiration date of the term of employment. In addition, following a Change in Control, if the executive officer’s employment is terminated by Hollywood Media or by the executive officer during the term of the agreement, such executive officer will receive a lump sum cash payment equal to three times the executive officer’s then-existing base salary and most recent annual bonus.

Under the employment agreements as currently amended, the term “Change of Control” is defined to mean (a) any person’s or group’s acquisition of 20% or more of the combined voting power of Hollywood Media’s outstanding securities (other than as a result of an issuance of securities initiated by Hollywood Media, or open market purchases approved by the Board of Directors of Hollywood Media, as long as the majority of the Board approving the purchases is the majority at the time the purchases are made), (b) in the event of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, the persons who were directors of Hollywood Media prior to such transaction ceasing to constitute a majority of the Board of Directors following the transaction, or (c) the sale or transfer of Hollywood Media its entirety or all or substantially all of its assets through any structure or form of transaction, including, but not limited to, a direct or indirect acquisition, merger, consolidation, restructuring, liquidation or any similar or related transaction.

In connection with and pursuant to the terms of the 2003 amendments, the Chief Executive Officer and the President were each granted as of July 1, 2003 (i) stock options to purchase 350,000 shares of the Hollywood Media’s common stock at an exercise price equal to the closing market price of the common stock on the date of grant ($1.20 per share), which options were granted under Hollywood Media’s shareholder-approved stock option plan, and (ii) 125,000 shares of restricted stock, issued under Hollywood Media’s shareholder-approved 2000 Stock Incentive Plan. The stock options and the shares of restricted stock vest at the rate of twenty-five percent per quarter over the one-year period following the date of grant, subject to accelerated vesting upon certain events including a Change of Control, and the options have a five-year term.

As a result of the 2003 amendments, the employment agreements include additional payments upon certain conditions relating to the signing of new cable television contracts, as described below. As background, in 2002 Hollywood Media launched “Totally Hollywood TV” (now known as “Hollywood.com Television”), an interactive digital cable television network for distribution on cable TV systems. At that time, Hollywood.com Television was carried on certain cable TV systems owned by Cox Communications and Cablevision Systems Corp. Hollywood.com Television utilizes certain content from Hollywood Media’s Hollywood.com division. Mr. Rubenstein and Ms. Silvers previously founded the Sci-Fi Channel, a cable television network which they sold to USA Networks in 1992.

In order for Hollywood Media to obtain the agreements of Mr. Rubenstein and Ms. Silvers in 2003 to renew their employment agreements under which Hollywood Media benefits from their experience in obtaining cable operator carriage contracts, their cable industry relationships and contacts and their efforts in seeking to obtain additional cable operator carriage agreements for Hollywood.com Television, the 2003 amendments to their employment agreements provide for Hollywood Media to make certain payments to Mr. Rubenstein and Ms. Silvers in the event that Hollywood Media or one of its subsidiaries or affiliates, during the term of the employment agreements (including any subsequent renewal periods), enters into agreements to carry Hollywood.com Television with (a) two additional Multiple System Operators (“MSOs”) that are among the largest eight MSOs (excluding Cox Communications and Cablevision Systems Corp.), or (b) with Comcast Corporation. These conditions were subsequently satisfied by the signing of additional cable agreements, with the result that Hollywood Media now has agreements with five of the top eight MSOs in the country in terms of number of subscribers. Due to the achievement of such contracts, each such executive officer shall be entitled to payments equivalent to five percent of the net income (as determined in accordance with GAAP) generated operationally by each of the Hollywood.com Television and Hollywood.com divisions of Hollywood Media and, if Hollywood.com Television and/or Hollywood.com were to be sold by Hollywood Media, the executive can elect to receive five percent of the net sale proceeds generated from the sale of such division(s) in lieu of the net income payments continuing after the sale. The employment agreements provide that these payment rights, once earned during the employment term, survive termination or expiration, for any reason, of the executive’s employment with Hollywood Media.

In connection with and pursuant to the terms of the 2004 amendments to these agreements, the Chief Executive Officer and the President were each granted 400,000 shares of restricted stock, issued under Hollywood Media’s shareholder-approved 2000 Stock Incentive Plan, which shares vest at the rate of 25,000 shares (or 6.25%) per calendar quarter, commencing with the first 25,000 shares vesting on October 1, 2004, subject to accelerated vesting upon certain events including a Change of Control or in the event that the Executive’s employment is terminated without cause.

Agreement with Vice President of Finance and Accounting. In connection with Hollywood Media’s appointment of Scott Gomez as Vice President of Finance and Accounting in April 2003, such appointment was confirmed in an agreement providing for the grant of a stock option to purchase 20,000 shares of common stock under Hollywood Media’s shareholder-approved stock option plan, and a severance payment if terminated without cause within two years equal to the lesser of twelve months’ salary or his salary for the balance of such two-year period. The option has an exercise price equal to the closing market price of the common stock on the date of grant ($0.88 per share), and it vests at the rate of twenty-five percent per year and has a five-year term, subject to potential accelerated vesting in the event of a change in control or sale of Hollywood Media under the conditions specified in the stock option plan. The letter specified his initial $112,000 annual salary which was subsequently changed by discretionary increases to his current $150,000 annual base salary.

Option Grants in Last Fiscal Year. The following table sets forth certain information with respect to grants of stock options to Named Executive Officers during 2003 under Hollywood Media’s shareholder-approved stock option plans. The information includes hypothetical “Potential Realizable Value” that could be realized for the respective options, based on arbitrarily assumed rates of annual compound stock price appreciation (as required to be assumed under SEC rules) of 0 percent, 5 percent and 10 percent from the date the options were granted over the full option terms.

STOCK OPTION GRANTS IN 2003

Name	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees In 2003	Exercise Or Base Price Per Share	Market Price on Date of Grant	Expiration Date
						0%	5%	10%
Mitchell Rubenstein	350,000 (2)	41%	$1.20	$1.20	7/1/2008	–	$116,038	$256,414
Laurie S. Silvers	350,000 (2)	41%	$1.20	$1.20	7/1/2008	–	$116,038	$256,414
Nicholas G. Hall	–	–	–	–	–	–	–	–
Scott Gomez	20,000 (3)	2%	$ .88	$ .88	4/21/2008	–	$ 4,863	$ 10,745

———————

(1)

These amounts represent certain assumed rates of appreciation only. There can be no assurances that the amounts reflected will be achieved.

(2)

These options become cumulatively exercisable at the rate of 25% per calendar quarter following the grant date.

(3)

These options become exercisable at the rate of 25% per year.

Stock Option Exercises During 2003 and Stock Options Held at End of 2003. No stock options were exercised by the Named Executive Officers during 2003. The following table indicates the total number and value of exercisable and unexercisable stock options held by each Named Executive Officer as of December 31, 2003.

STOCK OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUE

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mitchell Rubenstein	–	–	250,095	311,629	$113,750	$341,250
Laurie S. Silvers	–	–	250,095	311,629	$113,750	$341,250
Nicholas G. Hall	–	–	40,012	15,035	$–	$–
Scott Gomez	–	–	–	20,000	$–	$35,600

Compensation of Directors. Directors of Hollywood Media who are neither employees nor consultants (“non-employee directors”) are compensated at the rate of $2,500 for each meeting of the Board of Directors attended in person and $500 for each meeting of the Board attended by telephone, and all directors are reimbursed for travel and lodging expenses in connection with their attendance at meetings.

Hollywood Media’s shareholder-approved Directors Stock Option Plan (the “Directors Plan”) provides for automatic grants of stock options to each non-employee director, as follows: (1) an initial grant of an option to purchase 15,000 shares of common stock at the time such person first becomes appointed to the Board, and (2) an annual grant of an option to purchase 15,000 shares of common stock on the date of each annual meeting of Hollywood Media’s shareholders at which the director is reelected. The exercise price per share of any option granted under the Directors Plan is the “Fair Market Value” per share of common stock (based on the prevailing stock market price per share of common stock, as defined in the Directors Plan) on the date the option is granted.

In 2003, the Directors Plan was amended with shareholder approval to provide for the above-referenced stock grant formula and to increase the number of shares available for options under the plan. Because there were no grants made under the plan in 2002 due to an insufficient number of shares available to fulfill the prior formula for granting options, such amendment also provided that, any director who was eligible under the plan at the time of the Company’s Annual Meeting of Shareholders in December 2002 would receive, upon reelection to the Board at the 2003 Annual Meeting of Shareholders, an additional grant of an option to purchase 15,000 shares of common stock.

A total of 300,000 shares of common stock have been reserved for issuance upon exercise of options granted under the Directors Plan. Options granted under the Directors Plan become exercisable six months after the date of grant and expire ten years after the date of grant, subject to earlier termination upon certain conditions as provided in the plan. The Board of Directors, in its discretion, may cancel all options granted under the Directors Plan that remain unexercised on the date of consummation of certain corporate transactions described in the Directors Plan. No grants may be made under the Directors Plan after July 1, 2008 unless the plan is extended.

During 2003, the following grants of stock options were made to non-employee directors under the Directors Plan:

Name of Non-Employee Director	Number of Shares Subject to Options	Exercise Price	Grant Date	Expiration Date
Harry T. Hoffman	30,000	$2.03	12/16/2003	12/16/2013
Robert E. McAllan	30,000	$2.03	12/16/2003	12/16/2013
Deborah J. Simon	30,000	$2.03	12/16/2003	12/16/2013

Compensation Committee Interlocks and Insider Participation. The current members of the Compensation Committee are Harry T. Hoffman and Deborah J. Simon. See “Certain Relationships and Related Transactions” for a description of several matters relating to such Compensation Committee members and/or their affiliates.

Report of the Compensation Committee on Executive Compensation

Under the rules established by the Securities and Exchange Commission, Hollywood Media is required to provide a report explaining certain aspects regarding compensation of Hollywood Media’s executive officers (including the Named Executive Officers) during the 2003 fiscal year. The report of Hollywood Media’s Compensation Committee is set forth below.

Executive Compensation Objectives and Elements.

The Compensation Committee is responsible for determining and making recommendations to the Board of Directors concerning executive compensation, including base salaries, bonuses, and stock options and other equity awards. Hollywood Media’s executive compensation program, whose principal components consist of salary, bonus, and stock options (and other stock incentive awards), is designed to achieve the following policies and objectives: (a) providing competitive base pay to attract, retain and motivate qualified management; (b) delivering performance-based bonuses when results, individual initiative and accomplishments warrant; (c) generate returns to shareholders over the long term; and (d) aligning management compensation with the achievement of Hollywood Media’s goals and performance.

Executive Officer Salaries.

During 2003, the Named Executive Officers having employment agreements with Hollywood Media (Mitchell Rubenstein, Laurie S. Silvers, and Scott Gomez) were compensated in accordance with their respective employment agreements, which agreements designate a substantial portion of such executives’ compensation, except that the Vice President of Finance and Accounting received a discretionary increase in his base salary during 2003 from $112,500 per year to $135,000 per year in recognition of his performance. See “Executive Compensation – Employment Agreements” above for a description of Hollywood Media’s employment agreements with such Named Executive Officers. The Compensation Committee reviews the annual salary of the executive officers, including the Chief Executive Officer. In determining appropriate executive officer compensation, the Compensation Committee reviews and considers, among other factors, each executive’s scope of responsibility and commitment, level of performance (with respect to specific areas of responsibility and on an overall basis), past and present contribution to and achievement of goals and performance, compensation levels at comparable companies and historical compensation levels, and considers recommendations from Hollywood Media’s management. See “Chief Executive Officer Compensation” below, for a discussion of some of the factors considered in connection with making the amendments to the employment agreements with the Chief Executive Officer and the President during 2003, including the salary increases, equity-based awards and other compensation provided in such amendments.

Stock Option Grants and other Equity Incentive Awards.

Hollywood Media believes that long-term equity compensation is an integral part of Hollywood Media’s executive compensation program and serves to provide important incentive to its executives. As such, generally it is Hollywood Media’s practice to set option exercise prices for executive officers at not less than 100% of the fair market value of the common stock on the date of the grant. Thus, the options have no monetary benefit to the executives unless the market price of our common stock increases above the exercise price. We anticipate that future stock option grants and other equity-based incentive awards will be based in part on a subjective analysis of various performance criteria.

Annual Cash Bonuses.

In addition to compensation through base salaries and stock option grants, the Compensation Committee has the authority to issue performance-based annual cash bonus awards. Bonus awards vary depending on the Compensation Committee’s review and consideration of the factors noted above and the executive officer’s contribution to Hollywood Media’s achievement of its goals.

Chief Executive Officer Compensation.

Mr. Rubenstein’s 2003 salary was paid pursuant to and in accordance with Mr. Rubenstein’s employment agreement with Hollywood Media under the terms then in effect, including amendments thereto made during 2003, as further described below. In addition to his salary, Mr. Rubenstein was granted a discretionary bonus of $25,000 based on consideration of the factors described above as well as the specific factors described below. Based on such considerations and the terms of his employment agreement, Mr. Rubenstein received the compensation described in “Executive Compensation” herein.

In connection with the Committee’s approval of the amendments made in 2003 to Hollywood Media’s employment agreements with each of Mitchell Rubenstein, to continue serving as Chairman and Chief Executive Officer, and Laurie S. Silvers, to continue serving as Vice Chairman and President, Hollywood Media’s Compensation Committee considered, among other things, the following factors: (i) various financial and operational achievements of Hollywood Media (and the efforts of Mr. Rubenstein and Ms. Silvers to facilitate such achievements), including but not limited to the launch of Hollywood Media’s “Totally Hollywood TV” digital cable television network (now known as “Hollywood.com Television”), and the successful launch and continued growth of the MovieTickets.com affiliate of Hollywood Media in which Hollywood Media owns a 26% equity interest, (ii) levels of compensation paid to CEOs, Presidents and other executive officers of other companies, and (iii) Mr. Rubenstein and Ms. Silvers personally assisted Hollywood Media with cash flow over the years by, among other things, making available from their personal funds a line of credit for Hollywood Media to draw upon, and personally guaranteeing surety bonds required for Hollywood Media’s Broadway Ticketing business.

Policy on Deductibility of Compensation.

Section 162(m) of the U.S. Internal Revenue Code generally limits the tax deduction to public companies for annual compensation in excess of $1 million paid to an executive who is the chief executive officer or who is one of its other four most highly compensated executive officers. However, compensation which qualifies as “performance-based” is excluded from the $1 million limit if, among other requirements, the compensation is payable upon attainment of pre-established, objective performance goals under a plan approved by stockholders (stock options often qualify for such exclusion). It is the policy of Hollywood Media’s management and the Compensation Committee to consider potential adverse impact of Section 162(m) on Hollywood Media in connection with structuring executive compensation and, to the extent deemed appropriate, take steps to limit such adverse impact, while at the same time preserving the objective of providing appropriate compensation including incentive awards. The Compensation Committee intends to continue to coordinate with management in evaluating the compensation levels potentially payable under Hollywood Media’s compensation programs and to consider the implications of Section 162(m), but also intends to retain the flexibility necessary to provide cash and other compensation consistent with Hollywood Media’s compensation objectives and best interests.

Respectfully,

Members of the Compensation Committee

Harry T. Hoffman

Deborah J. Simon

Performance Graph

The following graph compares, for the five-year period from December 31, 1998 to December 31, 2003, the cumulative total shareholder return on our common stock with:

•

The Nasdaq Stock Market Index; and

•

The Standard & Poor’s Media Industry Index

The graph assumes that $100 was invested on December 31, 1998 in our common stock and in each of the referenced indexes. The stock price performance reflected in the following graph is historical and not necessarily indicative of future stock price performance.

*Assumes $100 invested on 12/31/1998, including reinvestment of dividends, through 12/31/2003.

AUDIT MATTERS

Report of the Audit Committee

The primary responsibility of the Audit Committee is to assist with oversight of Hollywood Media’s financial reporting process on behalf of the Board of Directors. Hollywood Media’s management is responsible for Hollywood Media’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Hollywood Media’s independent auditors are responsible for auditing Hollywood Media’s financial statements and expressing an opinion, based on the audit, as to the conformity of those audited financial statements with generally accepted accounting principles. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies on information provided to us by Hollywood Media’s management and independent auditors, including representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with generally accepted accounting principles. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that Hollywood Media’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of Hollywood Media’s financial statements has been carried out in accordance with generally accepted auditing standards.

The Audit Committee meets with Hollywood Media’s independent auditors and management to discuss the overall scope and plans for the audit, and to discuss the results of the auditors’ examinations and their evaluations of Hollywood Media’s internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed Hollywood Media’s audited financial statements for the year ended December 31, 2003 with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended by Statement of Auditing Standards No. 90. This included a discussion of the auditors’ judgments as to the quality, not just the acceptability, of Hollywood Media’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with the independent auditors the auditors’ independence from management and Hollywood Media, including the matters covered by the written disclosures and letter provided by the independent auditors. The Audit Committee has also considered whether the provision of non-audit services provided by the independent auditors, if any, is compatible with maintaining the auditors’ independence.

Based on the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors that Hollywood Media’s audited financial statements be included in Hollywood Media’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

Respectfully,

Members of the Audit Committee

Harry T. Hoffman

Robert E. McAllan

Deborah J. Simon

Independent Auditor’s Fees and Services

The following is a description of the fees billed to Hollywood Media by its principal auditing firm, Ernst & Young LLP (“Ernst”), for the years ended December 31, 2002 and 2003 for various services indicated.

Type of Fees	2003	2002

Audit Fees	$315,000	$242,218
Audit-Related Fees	–	22,525
Tax Fees	–	–
All Other Fees	–	–

Total	$315,000	$264,743

The fee types referenced in the above table, are defined as follows:

“Audit Fees” are aggregate fees billed by Hollywood Media’s principal auditing firm for professional services for the audit of Hollywood Media’s consolidated financial statements included in its Form 10-K and review of financial statements included in its Forms 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” are fees billed by Hollywood Media’s principal auditing firm for assurance and related services that are reasonably related to the performance of the audit or review of Hollywood Media’s financial statements. Such services include principally services associated with reports related to regulatory filings, and general accounting and reporting advice.

“Tax Fees” are fees billed by Hollywood Media’s principal auditing firm for professional services for tax compliance, tax advice, and tax planning.

“All Other Fees” are fees billed by Hollywood Media’s principal auditing firm for any services not included in the forgoing fee categories.

Audit Committee Pre-Approval Policies and Procedures

SEC rules require that audit services and permitted non-audit services provided by our principal auditing firm be pre-approved by our Audit Committee, with certain exceptions. Such rules permit such pre-approval to be given through explicit approval by the Audit Committee, or pursuant to pre-approval policies and procedures established by the Audit Committee. In addition to the Audit Committee’s explicit pre-approval of services from time-to-time, the Audit Committee has adopted pre-approval policies approving certain services to the extent permitted under SEC rules and to the extent not already covered by explicit approvals, not to exceed $100,000 per engagement or $250,000 in the aggregate during the period including December 2003 through December 2004. Such pre-approved services may or may not be requested or provided. The services authorized under such pre-approval policies include (i) services relating to mergers, acquisitions, dispositions, equity or debt financings and other transactions (which services may include addressing questions about structuring, effects on financial statements, accounting and SEC reporting, preparation of comfort letters, diligence, and financial review or audit services), (ii) tax services including but not limited to services relating to tax compliance and filing preparations, tax advice or tax planning, (iii) assistance with compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and related rules and regulations (the “S-O Act”) regarding internal controls and related matters (but excluding any services or activities by Ernst not permissible under the S-O Act), and (iv) employee benefit plan audits.

Appointment of Independent Registered Public Accounting Firm; Attendance at Meeting

The firm of Ernst & Young LLP served as Hollywood Media’s independent public accounting firm for the fiscal year ended December 31, 2003. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Hollywood Media has reappointed Ernst & Young LLP to audit the fiscal year ending December 31, 2004. See “Proposal to Ratify the Selection of Independent Registered Public Accounting Firm” below.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investments by Affiliate of the Simon Property Group; Right to Designate Board Nominee

Pursuant to a 1995 stock purchase agreement with Tekno Simon, an affiliate of the Simon Property Group, and its Co-Chairman, Melvin Simon, Tekno Simon purchased shares of Hollywood Media’s Series A Preferred Stock, Series B Preferred Stock and common stock. In May 1999, Tekno Simon converted all of the Series A and Series B Preferred Stock into 300,631 shares of common stock. Pursuant to such Stock Purchase Agreement, Tekno Simon has the right to designate one nominee to Hollywood Media’s Board of Directors until such time as Tekno Simon holds less than 25% of the sum of (i) the shares of common stock issued upon conversion of the Series A Preferred Stock, and (ii) the shares of common stock purchased by Tekno Simon in 1995. Certain principal shareholders of Hollywood Media, including Mitchell Rubenstein, Laurie S. Silvers and Dr. Martin H. Greenberg, have agreed to vote their shares of common stock in favor of the election of Tekno Simon’s nominee to the Board of Directors. Tekno Simon’s current nominee on the Board of Directors is Deborah J. Simon.

Consulting Agreement with Dr. Martin H. Greenberg; Tekno Books Partnership

Dr. Martin H. Greenberg, a director of Hollywood Media until his resignation from the Board in October 2003, does not receive a salary for serving as the Chief Executive Partner of Hollywood Media’s Tekno Books division. In 1993, Hollywood Media entered into a consulting agreement with Dr. Greenberg pursuant to which he agreed to render advisory and consulting services to Hollywood Media, including identifying best-selling authors to create intellectual properties for Hollywood Media and negotiating agreements with such authors, arranging for the publication of prose novels and anthologies for children and adults based on Hollywood Media’s intellectual properties, and attending trade shows and conventions on Hollywood Media’s behalf. The consulting agreement expired in November 2003. Pursuant to the consulting agreement, Dr. Greenberg received consulting fees of $30,000 per year. In connection with Hollywood Media’s acquisition of Tekno Books in 1994, the consulting agreement was then amended to provide Dr. Greenberg with the exclusive right to package novelizations based on Hollywood Media’s entertainment properties.

Hollywood Media’s Tekno Books division is owned by a partnership in which Hollywood Media and Dr. Greenberg are the partners. Hollywood Media holds a 51% partnership interest and Dr. Greenberg holds a 49% interest in the Tekno Books partnership. The partnership makes periodic distributions to its partners of specified amounts of its income as provided pursuant to the terms of its partnership agreement between Hollywood Media and Dr. Greenberg, which distributions generally are made pro rata to the partners in proportion to their respective percentage interests in the partnership. During 2003, Hollywood Media received aggregate partner distributions of $482,538 from the Tekno Books partnership and Dr. Greenberg received aggregate partner distributions of $463,628. The partnership agreement has been in effect since October 1994 and was amended and restated in November 2002 including changes providing for: extension of the stated termination date of the partnership from December 31, 2024 to

December 31, 2052; Dr. Greenberg’s agreement to serve as the Chief Executive Partner of the partnership through November 1, 2012 and for such longer period as Dr. Greenberg shall desire, subject to certain conditions; and a non-competition agreement by Dr. Greenberg while he is a partner and for a period of five years thereafter.

Convertible Debentures

On May 22, 2002, Hollywood Media issued an aggregate of $5.7 million in principal amount of 6% Senior Convertible Debentures Due May 2005 (the “Debentures”) to a group of investors, including existing shareholders of the company, upon payment of an aggregate $5.7 million cash investment from such investors. The Debentures are convertible at the option of the investors at any time through the maturity date into shares of common stock of Hollywood Media. Prior to conversion, the Debentures bear interest at 6% per annum, payable quarterly in cash or common stock. Mitchell Rubenstein, the Chairman and Chief Executive Officer of Hollywood Media, and Laurie S. Silvers, the Vice Chairman and President of Hollywood Media, participated in the financing with a $500,000 cash investment.

During August and September of 2004, $4.7 million principal amount of the Debentures was converted into shares of Hollywood Media’s common stock at a conversion price of $3.05 per share, including the $500,000 Debenture held by Mr. Rubenstein and Ms. Silvers which was converted into 163,935 shares of common stock, a $1,000,000 Debenture held by Federated Kaufmann Fund which was converted into 327,869 shares of common stock, and a $3,000,000 Debenture held by Leonardo, L.P. which was converted into 983,607 shares of common stock. Prior to such conversions, the prevailing conversion price was $3.30 per share, which was reduced to $3.05 per share pursuant to Hollywood Media’s negotiations and agreements with the converting investors to convert the Debentures. Additional shares of common stock were issued in connection with such conversions in payment of accrued interest on the converted Debentures in accordance with their terms. Following such conversions, the remaining $1.0 million Debenture still outstanding was amended to extend the maturity date to May 22, 2006 and to remove restrictive covenants, and the conversion price of the Debenture was reduced from $3.30 per share to $3.20 per share.

In connection with the original offering of the Debentures in May 2002, the investors also then received warrants to purchase at any time through May 22, 2007 an aggregate of 576,590 shares of Hollywood Media’s common stock at an exercise price of $3.78 per share. The exercise price was reduced to $3.34 per share in February 2004 due to price adjustments under the warrant terms resulting from Hollywood Media’s private placement in February 2004. Mr. Rubenstein and Ms. Silvers hold warrants to purchase 50,578 shares of common stock. The Debentures and warrants contain customary anti-dilution provisions.

Line of Credit and Certain Arrangements with Chief Executive Officer and President

Line of Credit. Pursuant to a line of credit agreement established in March 2002, as amended, Mitchell Rubenstein, the Chairman and Chief Executive Officer of Hollywood Media, and Laurie S. Silvers, the Vice Chairman and President of Hollywood Media, committed to lend funds to Hollywood Media at the prime rate plus one percent, subject to certain conditions and limitations, which commitment expired in January 2004. During 2003, the outstanding principal balance of such loan increased from $0 as of January 1, 2003 to $700,000, which balance has been repaid in full together with aggregate interest of $20,999.50. Up to $500,000 of such balance was collateralized by Broadway Ticketing inventory.

Performance Bonds for Broadway Ticketing Division. During 2003, Hollywood Media’s Chief Executive Officer and President made a personal guarantee to a surety bond company as a condition for such surety to issue certain surety bonds required by ticketing companies doing business with Hollywood Media’s Broadway Ticketing Division. Hollywood Media has agreed to indemnify its Chief Executive Officer and President for any costs and expenses they may incur in connection with such arrangements.

PROPOSAL TO APPROVE HOLLYWOOD MEDIA’S 2004 STOCK INCENTIVE PLAN

(Proposal No. 2)

Proposed Plan; Background and Reasons for Proposal

This is a proposal to approve the adoption of Hollywood Media’s 2004 Stock Incentive Plan (the “2004 Plan”), as further described below. The terms of the proposed 2004 Plan are substantially similar to the terms of Hollywood Media’s 2000 Stock Incentive Plan which was adopted and approved by shareholders in 2000 (the “2000 Plan”). As of the Record Date, there were only 138,859 shares of Hollywood Media’s common stock available for additional awards under the 2000 Plan, and Hollywood Media is proposing adoption of the 2004 Plan to provide additional shares for awards to attract, retain, and motivate employees and consultants of Hollywood Media as provided under the terms of the 2004 Plan. The 2004 Plan allows up to 1,500,000 shares of common stock for awards under the 2004 Plan (equivalent to approximately 4.86% of Hollywood Media’s outstanding shares of common stock as of the Record Date).

As of the Record Date, the weighted average exercise price of all outstanding options under Hollywood Media’s shareholder-approved compensatory stock option plans was $4.55 per share, which plans consist of the 2000 Plan, the 1993 Stock Option Plan (the “1993 Plan”) (under which no additional options can be granted), and the Directors Stock Option Plan (which provides only for formula grants and only for non-employee directors, as described above under “Executive Compensation – Compensation of Directors”). As of the Record Date, the closing market price of Hollywood Media’s common stock as reported by the Nasdaq Stock Market was $3.33 per share.

Based on such considerations, in October 2004 the Board approved, subject to shareholder approval, Hollywood Media’s adoption of the 2004 Plan in order to facilitate Hollywood Media’s ability to continue to attract, retain, and motivate officers, key employees and consultants of Hollywood Media.

Plan Description

The statements in this Proxy Statement concerning the terms and provisions of the 2004 Plan are summaries only and do not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the 2004 Plan, which is attached hereto as Appendix B.

The purpose of the 2004 Plan is to advance the interests of Hollywood Media by providing an additional incentive to attract, retain and motivate highly competent persons as officers and key employees of, and consultants to, Hollywood Media and its subsidiaries and affiliates and to encourage stock ownership in Hollywood Media by such persons by providing them opportunities to acquire shares of Hollywood Media’s common stock, or to receive monetary payments based on the value of such shares pursuant to the Benefits described therein. Additionally, the 2004 Plan is intended to assist in further aligning the interests of Hollywood Media’s officers, key employees and consultants with those of its other stockholders. Hollywood Media currently has approximately 215 full-time employees.

The 2004 Plan would be administered by the Stock Option Committee, which has the right to determine, among other things, the persons to whom Stock Options to purchase shares of Hollywood Media’s common stock, or other awards under the 2004 Plan, are granted, the number of shares of common stock subject to Stock Options or other awards, the exercise price of Stock Options and other terms and conditions of such awards (although in some cases the Compensation Committee of Hollywood Media may participate in administering the 2004 Plan with respect to certain awards). The members of the Stock Option Committee and the Compensation Committee are non-employee directors of Hollywood Media.

In addition to Stock Options, awards under the 2004 Plan may be granted in any or a combination of a number of other forms, including Stock Appreciation Rights, Stock Awards (such as restricted stock grants) and Stock Units (such awards are sometimes referred to as “Benefits”). No Stock Options or other Benefit may be granted after October 24, 2014, although the 2004 Plan continues in effect after such date until all Benefits previously granted have expired, vested or been exercised pursuant to the applicable terms thereof, as the case may be, unless the 2004 Plan is sooner terminated. The Stock Option Committee has the right to adopt rules and regulations for purposes of administering the 2004 Plan, and its interpretation and construction of any provision of the 2004 Plan is final and conclusive.

Number of Shares Authorized for 2004 Plan. The maximum aggregate number of shares of common stock that may be subject to Benefits granted under the 2004 Plan is 1,500,000 shares (equivalent to approximately 4.86% of Hollywood Media’s outstanding shares of common stock as of the Record Date).

The maximum number of shares of common stock with respect to which Benefits may be granted or measured to any individual participant under the 2004 Plan during the term of the 2004 Plan shall not exceed 500,000, and the maximum number of shares of common stock with respect to which Stock Options and Stock Appreciation Rights may be granted to an individual participant under the 2004 Plan during the term of the 2004 Plan shall not exceed 500,000. Any shares of common stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards or Stock Units which are forfeited, and any shares delivered to Hollywood Media as part or full payment for the exercise of a Stock Option or Stock Appreciation Right shall again be available for Benefits under the 2004 Plan. Hollywood Media’s shareholders do not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 2004 Plan.

Participants eligible to receive Benefits under the 2004 Plan consist of such officers and key employees of, and such consultants to, Hollywood Media and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of Hollywood Media, and Benefit grants are made to such persons whom the Committee may designate from time to time to receive Benefits under the Plan. Upon receiving grants of Benefits, each holder of a Benefit must enter into a benefit agreement with Hollywood Media that contains the appropriate terms and conditions as determined by the Stock Option Committee.

In the event of a merger, reorganization, recapitalization, stock dividend, stock split, exchange of shares, dividend in kind or certain other events involving Hollywood Media, then in order to prevent dilution or enlargement of participants’ rights under the 2004 Plan, the Committee in its discretion shall adjust as applicable (an “Anti-Dilution Adjustment”), the number and kind of shares that may be issued under the 2004 Plan, the number and kind of shares subject to outstanding Benefits, and the exercise price and/or other terms and value determinations applicable to outstanding Benefits, within certain limits as provided in the 2004 Plan.

The 2004 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Terms and Conditions of Benefits

Stock Options. The 2004 Plan provides for the issuance of Incentive Stock Options and Nonqualified Stock Options. An Incentive Stock Option is an option to purchase common stock that meets the definition of “incentive stock option” set forth in Section 422 of the Code, however, no Incentive Stock Option may be granted to a consultant who is not also an employee of Hollywood Media or any of its subsidiaries. A Nonqualified Stock Option is an option to purchase common stock that meets certain requirements in the plan but does not meet the definition of an “incentive stock option” set forth in Section 422 of the Code. Nonqualified Stock Options and Incentive Stock Options are sometimes referred to hereinafter as “Options.” The maximum aggregate number of shares of Common Stock that may be subject to Incentive Stock Options shall not exceed 1,450,000 shares of Common Stock, as adjusted for any shares surrendered in payment of the exercise price upon the exercise of such options, and subject to Anti-Dilution Adjustments to the extent such adjustments do not preclude any such option from constituting an "incentive stock option" as defined in Section 422 of the Code.

Option Price. For any Option granted under the 2004 Plan, the Option price per share of common stock is determined by the Stock Option Committee but may not be less than par value. The Option price per share of any Incentive Stock Option may not be less than the “Fair Market Value” per share of common stock (based on the prevailing stock market price per share of common stock, as defined in the 2004 Plan) on the date such Incentive Stock Option is granted. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of Hollywood Media or any parent or subsidiary corporation of Hollywood Media, unless the exercise price is fixed at not less than 110% of the Fair Market Value per share of the common stock on the date of grant and the exercise of such Option is prohibited by its terms after the expiration of five years from the date of grant of such Option. The Option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of common stock of Hollywood Media then owned by the participant or by other methods of paying the exercise price that the Committee determines to be consistent with applicable law and the purpose of the 2004 Plan.

Stock Appreciation Rights. The Stock Option Committee may also grant Stock Appreciation Rights under the 2004 Plan. A Stock Appreciation Right means a right to receive a payment in cash, common stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of common stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of common stock on the date the right is granted, all as determined by the Committee; subject, however, to certain limitations as provided in the 2004 Plan and subject to such terms and conditions as the Committee shall impose from time to time.

Exercise Of Options and Stock Appreciation Rights. Each Option is exercisable in such amounts at such intervals and upon such terms as the Stock Option Committee may determine. No Option shall be exercisable later than ten years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of an Option other than an Incentive Stock Option may be extended beyond such period but no later than one year after the participant’s death. All Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in the option agreement. The Committee may, however, in its sole discretion, later waive any such condition. Similar terms apply to exercises of Stock Appreciation Rights under the 2004 Plan.

Post-Employment Exercises. The exercise of any Option after termination of employment of a participant with Hollywood Media, a subsidiary of Hollywood Media or with any company providing consulting services to Hollywood Media shall be subject to conditions imposed by the Stock Option Committee at the time of the grant and satisfaction of the conditions precedent that the participant neither (i) competes with, or takes other employment with or renders services to a competitor of, Hollywood Media, its subsidiaries or affiliates without the written consent of Hollywood Media (except that this clause (i) shall not apply to consultants), nor (ii) conducts himself or herself in a manner adversely affecting Hollywood Media; provided, however, that the Stock Option Committee, in its sole discretion, may waive any conditions imposed in the applicable option agreement or as set forth in (i) and (ii) above. Similar terms apply to post-employment exercises of Stock Appreciation Rights under the 2004 Plan.

Acceleration or Termination Upon Change in Control. If there is a “Change in Control” of Hollywood Media (as defined), all then outstanding Stock Options and Stock Appreciation Rights shall immediately vest and become exercisable. A “Change in Control” shall be deemed to have occurred upon any of the following events: (i) Hollywood Media’s Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of Hollywood Media (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that will have the result that (A) any legal entity or person owns at least 51 percent of the voting stock of Hollywood Media or (B) shareholders of Hollywood Media immediately before such transaction cease to own at least 51 percent of the voting stock of Hollywood Media or of any entity that results from the participation of Hollywood Media in the transaction, and such transaction shall have been consummated; or (ii)  during any period of two (2) consecutive years, the individuals who at the beginning of such period constitute Hollywood

Media’s Board of Directors or any individuals who would be “Continuing Directors” (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or (iii) Hollywood Media’s common stock shall cease to be publicly traded; or (iv) Hollywood Media’s Board of Directors shall approve a sale of all or substantially all of the assets of Hollywood Media, and such transaction shall have been consummated. “Continuing Directors” means (x) the directors of Hollywood Media in office on October 25, 2004 (the Effective Date”) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors (or the Nominating Committee of the Board of Directors of Hollywood Media) in office at the time of his or her nomination or selection. The Stock Option Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of Hollywood Media or certain other events or transactions specified in the 2004 Plan, each outstanding Stock Option and Stock Appreciation Right shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of common stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of common stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, property or in a combination thereof, as the Committee in its discretion shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six months before the occurrence of a Change in Control if the holder is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 and no exception from liability under Section 16(b) thereof is otherwise available to such holder.

Stock Awards. The Stock Option Committee may grant Stock Awards consisting of shares of common stock issued to participants. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, if any, which terms may include, without limitation, vesting over time or upon achievement of performance goals by Hollywood Media or one of its divisions or the participant, restrictions on the sale or other disposition of such shares, or the right of Hollywood Media to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods.

Stock Units. The Stock Option Committee may grant Stock Units consisting of a notional account representing shares of common stock. The Committee shall determine the criteria for the vesting of Stock Units, which may include achievement of performance goals. A Stock Unit provides for payment in shares of common stock and/or cash at such time as the award agreement shall specify, and may be issued with or without participant payments obligations.

Performance-Based Awards. Benefits granted under the 2004 Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code. See “Federal Income Tax Effects of Options Granted Under the 2004 Plan” below.

Nontransferability. Benefits granted under the 2004 Plan are not transferable by a participant other than by will or the laws of descent and distribution, and Benefits are exercisable during a participant’s lifetime only by the participant, with certain exceptions.

Amendment of 2004 Plan

The 2004 Plan provides that shareholder approval is required in order to amend the 2004 Plan to increase the number of shares reserved for issuance under options or other Benefits, and for certain other types of amendments including amendments for which shareholder approval is required under applicable law or to comply with the rules of the principal stock exchange or automated quotation system on which the Common Stock is listed.

Options Granted Under the 2004 Plan

No stock options or other Benefits have been granted under the 2004 Plan as of the date of this Proxy Statement. Hollywood Media’s management believes that options and other Benefits to be granted under the 2004 Plan will be awarded primarily to those persons who possess a capacity to contribute significantly to the successful performance of Hollywood Media. Because persons to whom discretionary grants of options and other Benefits are to be made are to be determined from time to time by the Committee or the Board in their discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive such options or other Benefits or the number of shares for which options or other Benefits will be granted.

Securities Authorized For Issuance Under Other Equity Compensation Plans

For additional information regarding compensation plans under which equity securities of Hollywood Media are authorized for issuance, aggregated by “Plan category”, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters -- Securities authorized for issuance under equity compensation plans”, above.

Securities Act Registration

If this proposal is approved at the Meeting, Hollywood Media plans to register the shares of common stock authorized under this proposal for issuance under the 2004 Plan pursuant to a registration statement on Form S-8 to be filed with the Securities and Exchange Commission as soon as practicable following the Meeting.

Federal Income Tax Effects of Options Granted Under the 2004 Plan

New Legislation. The American Jobs Creation Act of 2004 (H.R. 4520) (the "Act"), as recently enacted, made substantial changes to the tax treatment of nonqualified deferred compensation plans, generally applicable to amounts deferred under such plans after December 31, 2004. It is Hollywood Media’s understanding that the applicability of the provisions of the Act relating to deferred compensation to stock incentive plans such as the 2004 Plan is unclear at this time, however, the Act might change substantially the tax effects of certain of the Options and other Benefits under the 2004 Plan as otherwise described below. It is anticipated that the Internal Revenue Service will issue initial guidance before the end of 2004 regarding interpretation and application of the deferred compensation provisions of the Act and related transitional rules. Hollywood Media and its advisors are in the process of evaluating the new legislation and assessing its impact with respect to tax consequences of Options and other Benefits under the 2004 Plan, and may recommend, following the completion of such evaluation, that the 2004 Plan be amended or replaced with a different plan or that certain of the Benefits authorized to be granted under the 2004 Plan be limited or not awarded.

Stock Options. Stock options may be granted under the 2004 Plan in the form of incentive stock options (“ISOs”) or non-qualified stock options (“NQSOs”). ISOs are eligible for favorable tax treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To meet the Code requirements, the maximum value of ISOs that first become exercisable in any one year is limited to $100,000. Under the Code, persons who receive stock option grants do not realize compensation income upon the grant of a stock option (whether an ISO or an NQSO). At the time of exercise of an NQSO, the holder will realize compensation income in the amount of the spread between the aggregate exercise price of the option and the aggregate fair market value, as of the date of exercise, of the shares of stock purchased pursuant to the exercise of the option. At the time of exercise of an ISO, no compensation income is realized other than “alternative minimum taxable income” for purposes of the alternative minimum tax. If the shares acquired on exercise of an ISO are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gains. If the shares acquired on exercise of an ISO are disposed of within less than two years after grant or one year of exercise, the holder will realize compensation income equal, in general, to the excess of the fair market value of shares on the date of exercise over the option price. Additional amounts realized will be taxed as capital gains. Hollywood Media will generally be entitled to a deduction under the Code equal to the amount of compensation income (if any) realized by the holder of an option under the 2004 Plan at the time of such realization, subject to applicable limits.

Stock Awards. Generally, a grant of stock under the 2004 Plan, if the shares are subject to vesting and transfer restrictions, will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to Hollywood Media as of the date of the grant. Generally, the recipient will be taxed on the value of the stock received as compensation income at the time(s) and in the year(s) in which the restrictions on the stock lapse. Such value will be the fair market value of the shares on the dates the restrictions terminate, less any consideration paid for the ordinary shares. Under Section 83(b) of the Code, however, a recipient may elect to treat the fair market value of such restricted stock on the date of such grant as compensation income in the year of the grant, provided the recipient makes the election pursuant to Section 83(b) of the Code within thirty days after the date of the grant. In any case, Hollywood Media will receive a deduction for federal income tax purposes equal to the amount of compensation included in the recipient’s income in the year in which that amount is so included, subject to applicable limits.

Stock Appreciation Rights, Stock Units. The amount of any cash or the fair market value of any stock received by the holder upon the exercise of stock appreciation rights or stock units under the 2004 Plan will be subject to ordinary income tax in the year such stock or cash is received, and Hollywood Media will be entitled to a deduction for such amount, subject to applicable limits.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. One such exception applies to certain performance-based compensation (which includes qualifying stock options), provided that the applicable plan and/or compensation has been approved by stockholders in a separate vote and certain other requirements are met. It is intended that the 2004 Plan will qualify for granting options and other awards satisfying the exception to the Section 162(m) limitations, however, no assurance can be given that the IRS would not take a contrary position or that the exception from Section 162(m) will be applicable in every case. In addition, Hollywood Media will not be entitled to a deduction with respect to payments to employees which are contingent upon a change of control if such payments are deemed to constitute “excess parachute payments” under Section 280G of the Code and do not qualify as reasonable compensation pursuant to that section. Excess parachute payments subject the recipients of such payments to a 20 percent excise tax.

Summary Only. The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to a 2004 Plan participant or to Hollywood Media, or to describe tax consequences based on particular circumstances. It is a general summary based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. As noted above, the impact of the deferred compensation provisions of the recently enacted American Jobs Creation Act of 2004 is not yet clear, and those provisions and the Internal Revenue Service guidance expected to be issued thereunder may change substantially the tax consequences of certain of the Benefits discussed above. Moreover, because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax adviser as to the Federal, state, local or other tax consequences of the grant or exercise of any option or other benefit under the Plans or the disposition of common stock acquired on exercise or pursuant to an option or other benefit under the Plans.

THE BOARD OF DIRECTORS OF HOLLYWOOD MEDIA RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE IN FAVOR OF THE PROPOSAL TO APPROVE HOLLYWOOD MEDIA’S 2004 STOCK INCENTIVE PLAN.

———————

PROPOSAL TO RATIFY THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 3)

The firm of Ernst & Young LLP served as Hollywood Media’s independent public accountants for the fiscal year ended December 31, 2003. Pursuant to the prior approval of the Audit Committee, Ernst & Young LLP has been appointed to serve as Hollywood Media’s independent registered public accounting firm for the current fiscal year ending December 31, 2004, and such appointment has been proposed for ratification by the shareholders at the Meeting.

THE BOARD OF DIRECTORS OF HOLLYWOOD MEDIA RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE IN FAVOR OF THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS HOLLYWOOD MEDIA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING ON DECEMBER 31, 2004.

———————

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Shareowner Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in next year’s proxy statement, shareowner proposals must be received at our principal executive offices no later than the close of business on July 5, 2005 (or a reasonable time before Hollywood Media begins to print and mail its proxy materials for the 2005 annual meeting, in the event that the date of the 2005 annual meeting changes more than 30 days from the date of the 2004 annual meeting). Proposals should be addressed to: Secretary, Hollywood Media Corp., 2255 Glades Road, Suite 221A, Boca Raton, Florida 33431. Such proposals also will need to comply with SEC regulations regarding the inclusion of shareholder proposals in Hollywood Media’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Other Shareowner Proposals for Presentation at Next Year’s Annual Meeting

For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2005 annual meeting, SEC rules permit management to vote proxies in its discretion if: (1) we receive notice of the proposal before the close of business on September 21, 2005 (or a reasonable time before Hollywood Media mails its proxy materials for the 2005 annual meeting, in the event that the date of the 2005 annual meeting changes more than 30 days from the date of the 2004 annual meeting), and advise shareowners in the 2005 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) we do not receive notice of the proposal prior to the time required as described in the foregoing clause (1). Notices of intention to present proposals at the 2005 annual meeting should be addressed to: Secretary, Hollywood Media Corp., 2255 Glades Road, Suite 221A, Boca Raton, Florida 33431.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Hollywood Media does not intend to present, and Hollywood Media has not been informed that any other person intends to present, any matter for action at the Meeting, other than as specifically discussed herein.

ANNUAL REPORT

A copy of Hollywood Media’s Annual Report on Form 10-K (excluding exhibits) as filed with the SEC for the fiscal year ended December 31, 2003 accompanies these proxy materials. Copies of exhibits to the Form 10-K will be furnished on request and upon the payment of Hollywood Media’s expenses in furnishing such exhibits. Any request for exhibits should be addressed to: Investor Relations Department, Hollywood Media Corp., 2255 Glades Road, Boca Raton, Florida 33431, telephone number (561) 998-8000.

By Order of the Board of Directors

Laurie S. Silvers

President and Secretary

Boca Raton, Florida

November 2, 2004

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF
HOLLYWOOD MEDIA CORP.

PURPOSE AND SCOPE

This Charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of HOLLYWOOD MEDIA CORP., a Florida corporation (the “Company”). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:

•

the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or any other user of such financial statements;

•

the Company’s systems of internal accounting and financial controls;

•

the independence and performance of the Company’s outside auditors; and

•

compliance by the Company with any legal compliance and ethics programs as may be established by the Board and the Company’s management from time-to-time.

In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company’s:

•

independent auditors,

•

internal accounting staff, and

•

management.

Ability to Investigate; Retention of Advisors; Funding. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this or other purposes as it determines necessary or appropriate to carry out its duties. The Committee will have funding sufficient for these purposes and the power to use such funding to compensate its counsel, experts and advisors and to pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and such other funding authority as required under Nasdaq Rule 4350(d)(3).

Persons to Attend Meetings. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

Annual Review of Charter. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter shall be published as an appendix to the Company’s Proxy Statement for the Company’s annual meeting of shareholders to the extent required by the rules and regulations of the Securities and Exchange Commission (the “SEC Rules”).

MEMBERS OF THE COMMITTEE

The Committee shall be composed of not less than three members of the Board. The Committee shall comply with all requirements of the rules and regulations of The Nasdaq Stock Market, Inc., as such rules and regulations may be amended or supplemented from time-to-time (the “Nasdaq Rules”), and with the applicable SEC rules, including those related to Committee members’ qualifications and independence.

Committee Member Qualifications; Independence and Financial Understanding. Accordingly, the Committee must satisfy the requirements of Nasdaq Rule 4350(d)(2) --Audit Committee Composition, as such rule may be amended or superceded hereafter, which Rule currently requires that the Company have an Audit Committee of at least three members, comprised solely of directors each of whom: (1) meets Nasdaq’s definition of independence contained in Nasdaq Rule 4200(a)(15); (2) meets the criteria for independence set forth in SEC Rule 10A-3(b)(1); (3) has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (4) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. In addition, as required under Nasdaq Rule 4350(d)(2), at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in such individual’s financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Board Designation of Audit Committee. The Board shall determine the number of members constituting the Committee and shall have the authority to, at any time, remove or replace a Committee member with or without cause. The Board shall be responsible for making all determinations regarding satisfaction of all applicable membership requirements, as described above. Each member of the Committee shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal.

KEY RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. It is recognized that the Company’s management is responsible for the Company’s financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. It is further recognized that the Company’s independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion, based on the audit, as to the conformity of those audited financial statements with generally accepted accounting principles, and to review and report on the Company’s internal controls consistent with applicable SEC Rules.

The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances, consistent with the applicable Nasdaq Rules and SEC Rules.

1.

Hiring and Selection of Auditors. The Committee will directly appoint, retain and authorize compensation of the Company’s independent auditors. These independent auditors will report directly to, and be responsible to, the Committee.

2.

Pre-Approval of Audit and Non-Audit Services; Prohibited Services. As required by SEC Rules, the Committee will decide what services will be performed by the independent auditors and approve in advance all the services they provide, whether audit or non-audit services. Alternatively, as permitted by the SEC Rules, the Committee may establish pre-approval policies by which specified services can be approved, provided that the policies and procedures are detailed as to the particular services and the Committee is informed of such service. The Committee shall not engage the Company’s independent auditors for any services to the extent prohibited under SEC Rules, which prohibited services currently include:

•

bookkeeping or other services related to the Company’s accounting records or financial statements, such as maintaining or preparing the Company’s accounting records, preparing financial statements or data underlying financial statements;

•

financial information systems design and implementation;

•

appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•

actuarial services;

•

internal audit outsourcing services;

•

management or human resources functions;

•

broker or dealer, investment adviser or investment banking services;

•

legal services, or expert services unrelated to the audit.

3.

Scope of Audit. The Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors.

4.

Internal Controls. The Committee shall periodically review and discuss with management and the independent auditors each of (i) management’s activities and findings in connection with management’s ongoing assessment of the Company’s internal controls over financial reporting, including management’s reporting on internal controls required under SEC Rules, and (ii) the independent auditor’s attestation report on management’s assessment of internal controls required under SEC Rules and other review or activities regarding internal controls from time to time; it being understood that such reports are to include assessments of the effectiveness of, and weaknesses in, internal control over financial reporting. To the extent the Committee deems it to be necessary, the Committee may meet separately with the internal accounting staff and/or the independent auditors, with or without management present, as well as with the Company’s Chief Financial Officer and other management personnel, to discuss such matters and findings.

5.

Auditor Independence. The Committee is responsible for making sure it reviews at least annually a formal written statement explaining all relationships between the outside auditors and the Company and its subsidiaries, consistent with Independence Standards Board Standard 1. The Committee will discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence. The Audit Committee will take, or recommend to the Board that it take, appropriate actions to oversee the independence of the outside auditors..

6.

10-Q Quarterly Reports. Prior to the filing of the Company’s Quarterly Report on Form 10-Q the Committee (as a whole or acting through the Committee chair) shall:

•

review the interim financial statements with management and the independent auditors, and

•

discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including Statement on Auditing Standards (“SAS”) No. 100, as such may be amended or supplemented from time to time.

7.

10-K Annual Reports. The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K), including the auditors’ judgment about the quality, not just acceptability, of the Company’s accounting principles, the consistency of the Company’s accounting policies and their application, and the clarity and completeness of the Company’s financial statements and related disclosures. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

8.

Press Release or Other Public Financial Disclosures. Upon request of any executive officer or the Committee, the Committee shall review and discuss any earnings announcements and other public announcements regarding the Company’s financial results of operations.

9.

Proxy Statement; Audit Committee Report. The Committee shall prepare its report required by the rules of the Securities and Exchange Commission to be included in the Company’s Proxy Statement to be delivered to shareholders in connection with the Company’s annual meeting of shareholders.

10.

Management Letters. The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the independent auditors and the Company’s response to that letter.

11.

Accounting Principles. The Committee shall review major changes to the Company’s accounting principles and practices as suggested by the independent auditors or management.

12.

Committee Approval of Related Party Transactions. The Board recognizes that under Nasdaq Rule 4350(h), all “related party transactions” (as defined in the rule) are required to be reviewed and approved by the Committee or another independent body of the Company’s Board of Directors, and if any such transaction is submitted for Committee approval the Committee shall review such transaction and shall make its own determination as to approval thereof.

13.

Complaint Procedures. The Committee shall have responsibility for establishing procedures for:

•

the receipt, retention and treatment of complaints about accounting, internal accounting controls or audit matters; and

•

confidential and anonymous submissions by employees concerning questionable accounting, auditing and internal control matters.

All such relevant complaints and submissions must be reported to the Committee as required under such procedures.

14.

Confer with General Counsel. Upon the request of the Committee, the Company’s general counsel, or any executive officer or director of the Company, the Committee shall review with the Company’s general counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

With respect to the foregoing responsibilities and processes, the Board recognizes that the Company’s financial and other management personnel, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. The Committee members are not full-time employees of the Company and do not perform the functions of auditors and accountants. The Committee relies on information provided to it by the Company’s management and independent auditors, including representations of management and the opinion and report of the independent auditors that such financial statements have been prepared in conformity with generally accepted accounting principles and with respect to internal controls. The Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s internal controls are adequate.

Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or internal controls or any professional certification as to the independent auditors’ work, nor will any member of the Committee be deemed to have accepted a greater duty of care than other directors of the Company. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws and regulations. It is NOT the Committee’s responsibility to prepare and certify the Company’s financial statements, to design and assess internal financial controls, to guarantee the independent auditors’ report, or to guarantee disclosures by the Company. These are the fundamental responsibilities of management and the independent auditors.

MEETINGS AND ACTIONS OF THE COMMITTEE

The Committee shall meet as often as circumstances dictate, but in any event prior to the Company’s filing of any 10-Q or 10-K report with the SEC. Meetings of the Committee may be in person or telephonic, and a majority of the members shall constitute a quorum. All actions of the Committee shall require the vote of a majority of its members present at the meeting at which a quorum is present. Actions of the Committee may also be taken by unanimous written consent.

The Committee may designate one of its members as chair of the Committee, which designation may be changed by the Committee from time to time.

Revised: October 2004

APPENDIX B

HOLLYWOOD MEDIA CORP.

2004 STOCK INCENTIVE PLAN

1.

Purpose. The Hollywood Media Corp. 2004 Stock Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as officers and key employees of, and consultants to, Hollywood Media Corp. (the “Company”) and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s officers, key employees and consultants to those of its other stockholders.

2.

Administration.

(a)

The Plan will be administered by one or more committees (collectively, the “Committee”) appointed by the Board of Directors of the Company from among its members (which may be or include the Compensation Committee). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

(b)

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3.

Participants. Participants will consist of such officers and key employees of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

4.

Type of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, and (d) Stock Units (each as described below, and collectively, the “Benefits”). Stock Awards and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 10 hereof. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5.

Common Stock Available Under the Plan. The aggregate number of shares of Common Stock that may be subject to Benefits, including Stock Options, granted under this Plan shall be up to 1,500,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 12 hereof and subject to such further limitations as are imposed by Section 6(d) hereof with respect to Incentive Stock Options. The maximum number of shares of Common Stock with respect to which Benefits may be granted or measured to any individual participant under the Plan during the term of the Plan shall not exceed 500,000; provided, however, that the maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 500,000 (in each case subject to adjustments made in accordance with Section 12 hereof). Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards or Stock Units which are forfeited, and any shares delivered to the Company as part or full payment for the exercise of a Stock Option or Stock Appreciation Right shall again be available for Benefits under the Plan other than Incentive Stock Options (as to which the limitations imposed under Section 6(d) shall be controlling in all respects). The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits; provided, however, that shares of Common Stock that are again made available for Benefits under the immediately preceding sentence shall nevertheless be treated as outstanding with respect to the individual to whom Benefits relating to such shares were originally granted for purposes of determining the maximum shares of Common Stock that may be awarded to any individual participant under the Plan.

6.

Stock Options. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be “incentive stock options” (“Incentive Stock Options”), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

(a)

Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, subject to subsection (d) below, that the per-share exercise price for Incentive Stock Options granted hereunder shall not be less than 100% of the Fair Market Value (as defined below) of the Common Stock on the date the Incentive Stock Option is granted.

(b)

Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, or by delivery to the Company of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the shares for which the Option is being exercised, and (y) irrevocable instructions to such broker to sell such shares for which the Option is being exercised, and promptly deliver to the Company the portion of the proceeds equal to the Option exercise price and any amount necessary to satisfy the Company’s obligation for withholding taxes, or any combination thereof. For purposes of making payment in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the participant for at least six months. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option.

(c)

Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of such participant’s Stock Options other than an Incentive Stock Option may be extended beyond such ten year period but no later than one year after the participant’s death. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in option agreement at the date of grant; provided, however, the Committee may, in its sole discretion, later waive any such condition.

(d)

Limitations on Incentive Stock Options. The aggregate number of shares of Common Stock that may be subject to Incentive Stock Options shall not exceed 1,450,000 shares of Common Stock; provided, however, that, with respect to any Incentive Stock Option exercised through the delivery of shares of Common Stock in payment of the exercise price, only the net number of shares issued upon exercise of such option shall be counted against such maximum amount; provided further, that such maximum amount shall be subject to any adjustments made in accordance with Section 12 hereof. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted, except to the extent otherwise provided in Section 1.422-4(b)(4) of the Treasury Regulations. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option may be issued to a participant in tandem with a Nonqualified Stock Option.

(e)

Post-Employment Exercises. The exercise of any Stock Option after termination of employment of a participant with the Company, a subsidiary of the Company or with any company providing consulting services to the Company shall be subject to such conditions as are imposed by the Committee at the time of the grant and satisfaction of the conditions precedent that the participant neither (i) competes with, or takes other employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company; provided that this clause (i) shall not apply to consultants of the Company, nor (ii) conducts himself or herself in a manner adversely affecting the Company; provided, however, that the Committee, in its sole discretion, may waive any conditions imposed in the grant letter or as set forth in (i) and (ii) above relating to the exercise of options after the date of termination of employment during the term of the option.

7.

Stock Appreciation Rights.

(a)

The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

(b)

Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of such participant’s Stock Appreciation Rights may be extended beyond such period but no later than one year after the participant’s death. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

(c)

The exercise of any Stock Appreciation Right after termination of employment of a participant with the Company, a subsidiary of the Company or with any company providing consulting services to the Company shall be subject to satisfaction of the conditions precedent that the participant neither (i) competes with, or takes other employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company; provided that this clause (i) shall not apply to consultants of the Company, nor (ii) conducts himself or herself in a manner adversely affecting the Company; provided, however, that the Committee, in its sole discretion, may waive any conditions imposed in the grant letter or as set forth in (i) and (ii) above relating to the exercise of options after the date of termination of employment during the term of the option.

8.

Stock Awards. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods, and may constitute Performance-Based Awards, as described in Section 10 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

9.

Stock Units.

(a)

The Committee may, in its discretion, grant Stock Units to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. Stock Units may constitute Performance-Based Awards, as described in Section 10 hereof. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).

(b)

Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

(c)

Prior to the year with respect to which a Stock Unit may vest, the participant may elect not to receive a distribution upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

(d)

A “Stock Unit” means a notional account representing one share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

10.

Performance-Based Awards. Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate Benefits payable upon the attainment of such performance goal.

11.

Foreign Laws. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 11 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

12.

Adjustment Provisions; Change in Control.

(a)

If there shall be any change in the Common Stock of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee, in its sole discretion, shall adjust, in an equitable manner, as applicable, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. In addition, other than with respect to Stock Options, Stock Appreciation Rights, and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on participants under the Plan.

(b)

Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Stock Options and Stock Appreciation Rights shall immediately vest and become exercisable. For purposes of this Section 12(b), a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(i)

the Company’s Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that will have the result that (A) any legal entity or person owns at least 51 percent of the voting stock of the Company or (B) shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in the transaction, and such transaction shall have been consummated; or

(ii)

during any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Company’s Board of Directors or any individuals who would be “Continuing Directors” (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

(iii)

the Company’s Common Stock shall cease to be publicly traded; or

(iv)

the Company’s Board of Directors shall approve a sale of all or substantially all of the assets of the Company, and such transaction shall have been consummated.

For purposes of this Section 12(b), “Continuing Directors” shall mean (x) the directors of the Company in office on the Effective Date (as defined below) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors (or the Nominating Committee of the Board of Directors of the Company) in office at the time of his or her nomination or selection.

The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company or the other events specified in Section 12(a), each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option or Stock Appreciation Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

13.

Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

14.

Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan. The Committee shall have full discretion to interpret and administer the Plan.

15.

Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be (i) the closing price of the Company’s Common Stock on the date preceding the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company’s Common Stock is readily tradeable on a national securities exchange or other market system, and (ii) if (a) the Company’s Common Stock is not readily tradeable, or (b) such Fair Market Value is required to be determined in connection with a Change of Control of the Company or an event specified in Section 12(a) (whether or not the Company’s Common Stock is tradeable at that time), Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.

16.

Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

17.

Tenure. A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

18.

Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

19.

No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

20.

Duration, Amendment and Termination. No Benefit shall be granted after October 24, 2014, but the Plan shall continue in effect following such date until all Benefits previously granted hereunder have expired, vested or been exercised pursuant to the applicable terms thereof, as the case may be, unless the Plan is sooner terminated by the Committee. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the stockholders of the Company if: (i) stockholder approval is mandatory and required under applicable federal or state law or regulation or to comply with the rules of the principal stock exchange or automated quotation system on which the Common Stock may then be listed or traded, or (ii) the amendment will (a) disqualify any Incentive Stock Options granted under the Plan; or (b) increase the aggregate number of shares of Common Stock that may be delivered through Stock Options or other Benefits under the Plan.

21.

Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Florida (regardless of the law that might otherwise govern under applicable Florida principles of conflict of laws).

22.

Effective Date.

The Plan shall be effective as of October 25, 2004, the date on which the Plan was adopted by the Board of Directors (the “Effective Date”), provided that the Plan is approved by the stockholders of the Company at an annual meeting, any special meeting or by written consent of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

HOLLYWOOD MEDIA CORP.

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF HOLLYWOOD MEDIA CORP.

The undersigned, a shareholder of HOLLYWOOD MEDIA CORP., a Florida corporation, hereby appoints Mitchell Rubenstein and Laurie S. Silvers, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote all of the shares of Common Stock of Hollywood Media Corp. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Hollywood Media Corp. to be held at 2255 Glades Road, Boca Raton Florida 33431, on December 16, 2004 at 10:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals as specified and, in their discretion, on such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES APPOINTED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be signed on the reverse side)

_____________________________________________________________________________________

ANNUAL MEETING OF SHAREHOLDERS OF

HOLLYWOOD MEDIA CORP.

December 16, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along the perforated line and mail in the envelope provided.

_____________________________________________________________________________________________

The Board of Directors unanimously recommends a vote FOR the election of all of the director nominees listed in Proposal No. 1 and FOR the approval of Proposals 2 and 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  ELECTION OF DIRECTORS:

☐

FOR ALL NOMINEES

Nominees:

Mitchell Rubenstein

Laurie S. Silvers

☐

WITHHOLD AUTHORITY

Harry T. Hoffman

FOR ALL NOMINEES

Robert E. McAllan

Deborah J. Simon

☐

FOR ALL EXCEPT

(See instructions below)

2. Vote for the proposal to approve Hollywood Media’s 2004 Stock Incentive Plan:	FOR AGAINST ABSTAIN ☐ ☐ ☐
3. Vote for the proposal to ratify the selection of Ernst & Young LLP as Hollywood Media Corp.’s independent registered public accounting firm for the year ending on December 31, 2004:	☐ ☐ ☐

4.

Upon such other matters as may properly come before such Annual Meeting or any adjournments or postponements thereof.  The proxies are authorized to vote in their discretion upon such other business as may properly come before the

Annual Meeting and any adjournments or postponements thereof.

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the

nominee(s) on the lines below.

       _____________________________________________

       _____________________________________________

The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting and Proxy Statement for Hollywood Media’s 2004 Annual Meeting, and

(2) Hollywood Media’s 2003 Annual Report on Form 10-K.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE

ENVELOPE PROVIDED.  NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted

via this method.   ☐

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor,

 administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer,

giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.